UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 13, 2009
O’CHARLEY’S INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-18629	62-1192475

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3038 Sidco Drive Nashville, Tennessee	37204

(Address of Principal Executive Offices)	(Zip Code)
(615) 256-8500

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.1
EX-3.2

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     At the 2009 Annual Meeting of Shareholders of O’Charley’s Inc. (the “Company”) held on May 13, 2009, the shareholders of the Company approved the Company’s proposal to amend Article VII of the Restated Charter to provide for majority voting for the election of directors in uncontested elections (the “Charter Amendment”). Previously, the Company’s directors have been elected by a plurality of the votes cast in the election of directors. In the future, directors will be elected by a majority of votes cast, other than in contested elections in which directors will be elected by a plurality of the votes cast. An election will be deemed “contested” if (i) the number of director nominees exceeds the number of directors to be elected or (ii) a shareholder of the Company has provided notice of a nominee for director in accordance with the Company’s Amended and Restated Bylaws, which has not been withdrawn as of the mailing of the Company’s proxy statement relating to such election. The Charter Amendment also provides that any director of the Company who tenders his or her resignation will not participate in deliberations of the Board of Directors of the Company (the “Board”) with respect to such resignation. The description of the Charter Amendment set forth herein is qualified in its entirety by reference to the full text of the Restated Charter, as amended and restated electronically for SEC filing purposes only, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.
     In connection with the Charter Amendment, effective as of May 13, 2009, the Board amended the Company’s Amended and Restated Bylaws (the “Bylaws”) to conform the Bylaws to the Charter Amendment and to amend Article III, Section 3.8 of the Bylaws to require that an incumbent director who is nominated but not re-elected tender his or her resignation to the Board (the “Bylaws Amendment”). The Bylaws Amendment also requires that the Board consider the tendered resignation and the recommendation of the Nominating and Corporate Governance Committee of the Board with respect thereto and decide whether to accept or reject the tendered resignation within 90 days following the date of the shareholders’ meeting at which the election occurred. The description of the Bylaws Amendment set forth herein is qualified in its entirety by reference to the full text of the Company’s Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits.
3.1	Restated Charter of O’Charley’s Inc. (restated electronically for SEC filing purposes only)

3.2	Amended and Restated Bylaws of O’Charley’s Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

O’CHARLEY’S INC.

By:	/s/ Lawrence E. Hyatt
Lawrence E. Hyatt
Interim President and Chief Executive
Officer, Chief Financial Officer and
Treasurer
Date: May 13, 2009

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Restated Charter of O’Charley’s Inc. (restated electronically for SEC filing purposes only)

3.2	Amended and Restated Bylaws of O’Charley’s Inc.